Exhibit 99.1

CASCADIA ACQUISITION CORP. ANNOUNCES POSTPONEMENT OF SPECIAL MEETING DATE

SEATTLE, WA — Cascadia Acquisition Corp. (Nasdaq: CCAI) (“Cascadia”), a blank-check company formed for the purpose of acquiring or merging with one or more businesses, today announced that the special meeting of its stockholders (the “Special Meeting”) originally scheduled for Wednesday, February 15, 2023, is being postponed to Wednesday, February 22, 2023, at 11:30 a.m. Eastern Time (the “Postponement”), to allow additional time for Cascadia to engage with its stockholders and consider redemption reversals.

As a result of the Postponement, the previously disclosed deadline of February 13, 2023 (two business days before the Special Meeting) for delivery of redemption requests from Cascadia’s stockholders to Cascadia’s transfer agent has been extended to February 17, 2023 (two business days before the postponed Special Meeting).

About Cascadia Acquisition Corp.

Cascadia Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase or similar business combination with one or more businesses. Cascadia is sponsored by an affiliate of Cascadia Capital, LLC, an investment banking financial advisor to entrepreneurs, boards of directors and business owners. Cascadia concentrates its initiatives on sourcing business combination opportunities in industry sectors that are being fundamentally reshaped by the introduction of advanced technologies, commonly referred to as “Industry 4.0.”

Participants in the Solicitation

Cascadia and its directors, executive officers, other members of management and employees may, under Securities and Exchange Commission (“SEC”) rules, be considered participants in the solicitation of proxies of Cascadia’s stockholders in favor of the approval of the proposals to be voted on at the Special Meeting (the “Proposals”). Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Cascadia’s directors and officers in the definitive proxy statement dated January 30, 2023 (the “Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on the current expectations of Cascadia’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These statements are subject to a number of risks and uncertainties indicated from time to time in Cascadia’s filings with the SEC. There may be additional risks that Cascadia presently does not know or that Cascadia currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Cascadia’s expectations, plans or forecasts of future events and views as of the date of this communication. Cascadia anticipates that subsequent events and developments will cause Cascadia’s assessments to change. However, while Cascadia may elect to update these forward-looking statements at some point in the future, Cascadia specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Cascadia’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information and Where to Find It

Cascadia urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by Cascadia with the SEC, because these documents will contain important information about Cascadia and the Proposals. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to Cascadia’s Secretary at 1000 Second Avenue, Suite 1200, Seattle, WA 98104.

Contact

Jamie Boyd

Chief Executive Officer

Cascadia Acquisition Corp.

T: +1 206 436 2550

jboyd@cascadiaacquisitioncorp.com